                             REMARKETING AGREEMENT

     REMARKETING AGREEMENT, dated as of April ., 2000 (the "Remarketing Agreement") by and among ACE Limited, a company organized and existing under the laws of the Cayman Islands ("the "Company"), The Bank of New York, a New York banking corporation, not individually but solely as Purchase Contract Agent and as attorney-in-fact of the holders of Purchase Contracts (each as defined in the Purchase Contract Agreement (as defined herein)), and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Remarketing Agent").

                                  WITNESSETH:

     WHEREAS, the Company will issue its FELINE PRIDES (the "FELINE PRIDES") in an aggregate Stated Amount of $ . under the Purchase Contract Agreement, dated as of April ., 2000, by and between the Purchase Contract Agent and the Company (the "Purchase Contract Agreement"); and

     WHEREAS, the Company will issue concurrently in connection with the issuance of the FELINE PRIDES .% Cumulative Redeemable Preferred Shares, Series A, par value US$ . per Preferred Share (the "Preferred Shares") in an aggregate stated liquidation amount of $ .; and

     WHEREAS, the FELINE PRIDES will initially consist of . units referred to as "Income PRIDES"; and

     WHEREAS, the Preferred Shares will be pledged pursuant to the Pledge Agreement (the "Pledge Agreement"), dated as of April ., 2000, by and among the Company, The Bank of New York, as collateral agent (the "Collateral Agent"), and the Purchase Contract Agent, to secure an Income PRIDES holder's obligations under the related Purchase Contract on the Purchase Contract Settlement Date; and

     WHEREAS, the Preferred Shares of such holders of Preferred Share electing to have their Preferred Shares remarketed, or of such Income PRIDES holders who have elected not to settle the Purchase Contracts related to their Income PRIDES from the proceeds of a Cash Settlement and who have not early settled their Purchase Contracts, will be remarketed by the Remarketing Agent on the third Business Day immediately preceding the Purchase Contract Settlement Date; and

     WHEREAS, the applicable dividend rate on the Preferred Shares that remain outstanding on and after the Purchase Contract Settlement Date will be reset on the third Business Day immediately preceding the Purchase Contract Settlement Date, to the Reset Rate to be determined by the Reset Agent as the rate that such Preferred Shares should bear in order to have an approximate market value of 100.5% of the aggregate stated liquidation amount of the Preferred Shares on the third Business Day immediately preceding the Purchase Contract Settlement Date, provided that in the determination of such Reset Rate, the Company may limit the Reset Spread (a component of the Reset Rate) to be no higher than . basis points (.%); and

     WHEREAS, the Company has requested Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") to act as the Reset Agent and as the Remarketing Agent, and as such to perform the services described herein; and

     WHEREAS, Merrill Lynch is willing to act as Reset Agent and Remarketing Agent and as such to perform such duties on the terms and conditions expressly set forth herein;

     NOW, THEREFORE, for and in consideration of the covenants herein made, and subject to the conditions herein set forth, the parties hereto agree as follows:

     Section 1.   Definitions. Capitalized terms used and not defined in this
                  -----------
Agreement shall have the meanings assigned to them in the Purchase Contract Agreement or, if not therein defined, the Pledge Agreement.

     Section 2.   Appointment and Obligations of Remarketing Agent. The Company
                  ------------------------------------------------
hereby appoints Merrill Lynch and Merrill Lynch hereby accepts such appointment,
(i) as the Reset Agent to determine in consultation with the Company, in the manner provided for by the terms of the Preferred Shares, the Reset Rate, that in the opinion of the Reset Agent, will, when applied to the Preferred Shares, enable a Preferred Share to have an approximate market value of approximately 100.5% of the aggregate stated liquidation amount in the case of such Preferred Share provided that the Company may limit such Reset Rate to be no higher than the rate on the One-month Treasury Bill plus . basis points (.%), and (ii) as the exclusive Remarketing Agent to remarket the Preferred Shares, of such Preferred Shareholders electing to have their Preferred Shares remarketed, or of such Income PRIDES holders who have not early settled the related Purchase Contracts and have failed to notify the Purchase Contract Agent, on or prior to the fifth Business Day immediately preceding the Purchase Contract Settlement Date, of their intention to settle the related Purchase Contracts through Cash Settlement, for settlement on the Purchase Contract Settlement Date, pursuant to the Remarketing Underwriting Agreement with the Company and the Purchase Contract Agent, substantially in the form attached hereto as Exhibit A (with such changes as the Company, the Purchase Contract Agent and the Remarketing Agent may agree upon, it being understood that changes may be necessary in the representations, warranties, covenants and other provisions of the Remarketing Underwriting Agreement due to changes in law or facts and circumstances). Pursuant to the Remarketing Underwriting Agreement, the Remarketing Agent, either as the sole remarketing underwriter or as the representative of a syndicate including the Remarketing Agent and one or more other remarketing underwriters designated by the Remarketing Agent, will agree, subject to the terms and conditions set forth therein, that the Remarketing Agent and any such other remarketing underwriters will purchase severally the Preferred Shares to be sold by the holder or holders of Preferred Shares or Income PRIDES on the third Business Day immediately preceding the Purchase Contract Settlement Date and use their reasonable efforts to remarket such Preferred Shares (such purchase and remarketing being hereinafter referred to as the "Remarketing"), at a price of approximately 100.5% of such Preferred Shares aggregate stated liquidation amount plus any accumulated and unpaid dividends. Notwithstanding the preceding sentence, the Remarketing Agent shall not remarket any Preferred Shares for a price less than 100% of the aggregate stated liquidation preference of such Preferred Shares, plus accumulated and unpaid dividends. The proceeds of such remarketing shall be paid to the Collateral Agent in accordance with Section 4.6 of the Pledge Agreement and Section 5.4 of the Purchase Contract Agreement (each of which Sections are incorporated herein by reference).

     Section 3.  Fees. With respect to the Remarketing, the Remarketing Agent
                 ----
shall retain as Remarketing Fee an amount not exceeding 25 basis points (.25%) of the aggregate stated liquidation amount of the remarketed securities from any amount received in connection with such Remarketing in excess of the aggregate stated liquidation amount of such remarketed Preferred Shares plus any accumulated and unpaid dividends. In addition, the Reset Agent shall receive from the Company a reasonable and customary fee as the Reset Agent Fee (the "Reset Agent Fee"); provided, however, that if the Remarketing Agent shall also act as the Reset Agent, then the Reset Agent shall not be entitled to receive any such Reset Agent Fee. Payment of such Reset Agent Fee shall be made by the Company on the third Business Day immediately preceding the Purchase Contract Settlement Date in immediately available funds or, upon the instructions of the Reset Agent by certified or official bank check or checks or by wire transfer.

     Section 4.  Replacement and Resignation of Remarketing Agent. (a) The
                 ------------------------------------------------
Company may in its absolute discretion replace Merrill Lynch in its capacity hereunder as the Remarketing Agent and/or as the Reset Agent by giving notice prior to 3:00 p.m., New York City time, on the eleventh Business Day immediately prior to the Purchase Contract Settlement Date. Any such replacement shall become effective upon the Company's appointment of a successor to perform the services that would otherwise be performed hereunder by the Remarketing Agent and/or the Reset Agent. Upon providing such notice, the Company shall use all reasonable efforts to appoint such a successor and to enter into a remarketing agreement with such successor as soon as reasonably practicable.

     (b) Merrill Lynch may resign at any time and be discharged from its duties and obligations hereunder as the Remarketing Agent and/or as the Reset Agent by giving notice prior to 3:00 p.m., New York City time, on the eleventh Business Day immediately prior to the Purchase Contract Settlement Date. Any such resignation shall become effective upon the Company's appointment of a successor to perform the services that would otherwise be performed hereunder by the Remarketing Agent and/or the Reset Agent. Upon receiving notice from the Remarketing Agent and/or the Reset Agent that it wishes to resign hereunder, the Company shall appoint such a successor and enter into a remarketing agreement with it as soon as reasonably practicable.

     Section 5.  Dealing in the Securities. The Remarketing Agent, when acting
                 -------------------------
hereunder or under the Remarketing Underwriting Agreement or acting in its individual or any other capacity, may, to the extent permitted by law, buy, sell, hold or deal in any of the Preferred Shares. With respect to any Preferred Shares owned by it, the Remarketing Agent may exercise any vote or join in any action with like effect as if it did not act in any capacity hereunder. The Remarketing Agent, in its individual capacity, either as principal or agent, may also engage in or have an interest in any financial or other transaction with the Company as freely as if it did not act in any capacity hereunder.

     Section 6.  Registration Statement and Prospectus. In connection with the
                 -------------------------------------
Remarketing, if and to the extent required (in the opinion of counsel for either the Remarketing Agent or the Company) by applicable law, regulations or interpretations in effect at the time of such

Remarketing, the Company shall use its reasonable efforts to have a registration statement relating to the Preferred Shares effective under the Securities Act of 1933 by the third Business Day immediately preceding the Purchase Contract Settlement Date, shall furnish a current prospectus and/or prospectus supplement to be used in such Remarketing by the remarketing underwriter or underwriters under the Remarketing Underwriting Agreement, and shall pay all expenses relating thereto.

     Section 7.  Conditions to the Remarketing Agent's Obligations.  The
                 -------------------------------------------------
obligations of the Remarketing Agent and any other remarketing underwriters to purchase and remarket the Preferred Shares shall be subject to the terms and conditions of the Remarketing Underwriting Agreement.

     (a) If at any time during the term of this Agreement, the Company is in default with respect to the payment of a dividend on the Preferred Shares, then the obligations and duties of the Remarketing Agent under this Agreement shall be suspended until such default has been cured. The Company will give the Remarketing Agent notice of all such defaults.

     Section 8.  Termination of Remarketing Agreement. This Agreement shall
                 ------------------------------------
terminate as to the Remarketing Agent on the effective date of its replacement pursuant to Section 4(a) hereof or pursuant to Section 4(b) hereof. Notwithstanding any such termination, the obligations set forth in Section 3 hereof shall survive and remain in full force and effect until all amounts payable under said Section 3 shall have been paid in full.

     Section 9.  Remarketing Agent's Performance; Duty of Care. The duties and
                 ---------------------------------------------
obligations of the Remarketing Agent hereunder shall be determined solely by the express provisions of this Agreement and the Remarketing Underwriting Agreement.

     Section 10. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND
                 -------------
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     Section 11. Term of Agreement. Unless otherwise terminated in accordance
                 -----------------
with the provisions hereof and except as otherwise provided herein, this Agreement shall remain in full force and effect from the date hereof until the first day thereafter on which no Preferred Shares are outstanding.

     Section 12. Successors and Assigns. The rights and obligations of the
                 ----------------------
Company hereunder may not be assigned or delegated to any other person without the prior written consent of Merrill Lynch as the Remarketing Agent and/or as the Reset Agent. The rights and obligations of Merrill Lynch as the Remarketing Agent and/or as the Reset Agent hereunder may not be assigned or delegated to any other person without the prior written consent of the Company. This Agreement shall inure to the benefit of and be binding upon the Company and Merrill Lynch as the Remarketing Agent and/or as the Reset Agent and their respective successors and assigns. The terms "successors" and "assigns" shall not include any purchaser of Securities merely because of such purchase.

     Section 13. Headings. Section headings have been inserted in this
                 --------
Agreement as a matter of convenience of reference only, and it is agreed that such section headings are not a part of this Agreement and will not be used in the interpretation of any provision of this Agreement.

     Section 14. Severability. If any provision of this Agreement shall be held
                 ------------
or deemed to be or shall, in fact, be invalid, inoperative or unenforceable as applied in any particular case in any or all jurisdictions because it conflicts with any provisions of any constitution, statute, rule or public policy or for any other reason, such circumstances shall not have the effect of rendering the provision in question invalid, inoperative or unenforceable in any other case, circumstances or jurisdiction, or of rendering any other provision or provisions of this Agreement invalid, inoperative or unenforceable to any extent whatsoever.

     Section 15. Counterparts. This Agreement may be executed in counterparts,
                 ------------
each of which shall be regarded as an original and all of which shall constitute one and the same document.

     Section 16. Amendments. This Agreement may be amended by any instrument in
                 ----------
writing signed by the parties hereto.

     Section 17. Notices. Unless otherwise specified, any notices, requests,
                 -------
consents or other communications given or made hereunder or pursuant hereto shall be made in writing or transmitted by any standard form of telecommunication, including telephone, telegraph or telecopy, and confirmed in writing. All written notices and confirmations of notices by telecommunication shall be deemed to have been validly given or made when delivered or mailed, registered or certified mail, return receipt requested and postage prepaid. All such notices, requests, consents or other communications shall be addressed as follows: if to the Company, ACE Limited, The ACE Building, 30 Woodbourne Avenue, Hamilton HM 08 Bermuda, Attention: General Counsel and Secretary; if to the Remarketing Agent or Reset Agent (if Merrill Lynch & Co. is the Remarketing Agent or the Reset Agent), to Merrill Lynch & Co., World Financial Center, North Tower, New York, New York 10281, Attention: ___________, with a copy to Brown & Wood LLP, One World Trade Center, New York, NY 10048, Attention: L. Markus Wiltshire; and if to the Purchase Contract Agent, to 101 Barclay Street, Floor 21 West New York, New York 10286, Attention: Corporate Trust Administration, or to such other address as any of the above shall specify to the other in writing.

     Section 18. Consent to Jurisdiction; Miscellaneous.  Each of the parties
                 --------------------------------------
hereto hereby expressly and irrevocably submits to the non-exclusive jurisdiction of any competent court in the place of its domicile and any United States Federal or New York State court sitting in the Borough of Manhattan in The City of New York in any action, suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby to the extent that such court has subject matter jurisdiction over the controversy, and expressly and irrevocably waives, to the extent permitted under applicable law, any immunity from the jurisdiction thereof and any claim or defense in such action, suit or proceeding based on a claim of improper venue, forum non
                                                               ----- ---
conveniens or any similar basis to which it might otherwise be entitled in any
----------
such action, suit or proceeding. The Company irrevocably appoints ACE USA, Inc., 1133 Avenue of the Americas, 32/nd/ Floor, New York, New York 10036 as its authorized agent in the Borough of Manhattan in The City of New York upon which process may be served in any such action, suit or proceeding, and agrees that service of process upon such agent, and written notice of said service to the Company by the person serving the same to the address provided in Section 18, shall be deemed in every respect effective service of process upon the Company, in any such action, suit or proceeding. The Company further agrees to take any and all action as may be necessary to maintain such designation and appointment of such agent in full force and effect for a period of seven years from the date of this Agreement.

     Section 19. Waiver of Immunities. To the extent that the Company or any of
                 --------------------
its properties, assets or revenues may have or may hereafter become entitled to, or have attributed to them, any right of immunity, on the grounds of sovereignty, from any legal action, suit or proceeding, from set-off or counterclaim, from the jurisdiction of any court, from service of process, from attachment upon or prior to judgment, or from attachment in aid of execution of judgment, or from execution of judgment, other legal process or proceeding for the giving of any relief or for the enforcement of any judgment, in any jurisdiction in which proceedings may at any time be commenced, with respect to their obligations, liabilities or any other matter under or arising out of or in connection with this Agreement or any additional agreement, the Company hereby irrevocably and unconditionally, to the extent permitted by applicable law, waives and agrees not to plead or claim any such immunity and consents to such relief and enforcement.

     Section 20. Judgement Currency. The Company agrees to indemnify each of the
                 ------------------
Remarketing Agent and the Purchase Contract Agent against any loss incurred by such party as a result of any judgment or order being given or made for any amount due hereunder and such judgment or order being expressed and paid in a currency (the "Judgment Currency") other than United States dollars and as a result of any variation as between (i) the rate of exchange at which the United States dollar amount is converted into the Judgment Currency for the purpose of such judgment or order, and (ii) the rate of exchange at which the such party is able to purchase United States dollars with the amount of the Judgment Currency actually received by such party. The foregoing indemnity shall constitute a separate and independent obligation of the Company and shall continue in full force and effect notwithstanding any such judgment or order as aforesaid. The term "rate of exchange" shall include any premiums and costs of exchange payable in connection with the purchase of, or conversion into, the relevant currency.

     IN WITNESS WHEREOF, each of the Company, the Purchase Contract Agent and the Remarketing Agent has caused this Agreement to be executed in its name and on its behalf by one of its duly authorized officers as of the date first above written.

                              ACE LIMITED

                              By: _______________________________

                              Name:

                              Title:


CONFIRMED AND ACCEPTED:

MERRILL LYNCH & CO.
MERRILL LYNCH, PIERCE, FENNER & SMITH
                 INCORPORATED


By: ________________________________
           Authorized Signatory

THE BANK OF NEW YORK
not individually but solely as Purchase Contract
Agent and as attorney-in-fact for the holders of the Purchase Contracts

By: ________________________________
    Name:
    Title:

                                                                    Exhibit A to
                                                           Remarketing Agreement


                  FORM OF REMARKETING UNDERWRITING AGREEMENT

     Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Remarketing Underwriter") hereby agrees to purchase the Preferred Shares (the "Securities"), that have been tendered by the holders of the Income PRIDES for sale on ..

     1. Definitions. Capitalized terms used and not defined in this Agreement shall have the meanings assigned to them in the purchase contract agreement (the "Purchase Contract Agreement"), the pledge agreement (the "Pledge Agreement"), the underwriting agreement (the "Underwriting Agreement"), each as identified in
Schedule I hereto.

     2. Registration Statement and Prospectus. If required (in the opinion of counsel to either the Remarketing Underwriter or the Company) by applicable law, the Company has filed with the Securities and Exchange Commission, and there has become effective, a registration statement on Form S-3 (No.__________________), including a prospectus, relating to the Securities. Such registration statement, as amended to the date of this Agreement, is hereinafter referred to as the "Registration Statement," the prospectus included in the Registration Statement is hereinafter referred to as the "Basic Prospectus" and the Basic Prospectus, as amended or supplemented to the date of this Agreement to relate to the Securities and to the remarketing of the Securities, is hereinafter referred to as the "Final Prospectus" (including in each case all documents incorporated by reference).

     3. Provisions Incorporated by Reference. (a) Subject to Section 3(b), the provisions of the Underwriting Agreement shall be incorporated, as applicable, into this Agreement and made applicable to the obligations of the Remarketing Underwriter, except as explicitly amended hereby.

     (b) With respect to the provisions of the Underwriting Agreement incorporated herein, for the purposes hereof, (i) all references therein to the "Underwriter" or "Underwriters" shall be deemed to refer to the Remarketing Underwriter; (ii) all references therein to the "Securities" which are the subject thereof shall be deemed to refer to the Securities as defined herein;
(iii) all references therein to the "Closing Date" shall be deemed to refer to the Remarketing Closing Date specified in Schedule I hereto (the "Remarketing Closing Date"); (iv) all references therein to the "Registration Statement" and the "Prospectus" shall be deemed to refer to the Registration Statement and the Final Prospectus, respectively, as defined herein.

     4. Purchase and Sale; Remarketing Underwriting Fee. Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth or incorporated herein, the Remarketing Underwriter agrees to purchase from the registered holder or holders thereof in the manner specified in Section 5 hereof, the principal amount of Securities set forth in Schedule I hereto at a purchase price not less than 100% of such Securities' aggregate stated liquidation amount plus any accumulated and unpaid dividends thereon. In connection therewith, the registered holder or holders thereof agree, in the manner specified in Section 5 hereof, to pay to the Remarketing Underwriter a Remarketing Underwriting Fee equal to an amount not exceeding 25 basis points (.25%) of the aggregate stated liquidation amount of the Securities, from any amount received in connection with such Remarketing in excess of the aggregate stated liquidation amount of the Securities plus any accumulated and unpaid dividends. The right of each holder of Securities to have Securities tendered for purchase shall be limited to the extent that (i) the Remarketing Underwriter conducts a remarketing pursuant to the terms of the Remarketing Agreement, (ii) Securities tendered have not been called for redemption, (iii) the Remarketing Underwriter is able to find a purchaser or purchasers for tendered Securities and (iv) such purchaser or purchasers deliver the purchase price therefor to the Remarketing Underwriter. The Remarketing Underwriter is not obligated to purchase any Securities that would otherwise remain unsold in a remarketing. Neither the Company nor the Remarketing Underwriter shall be obligated in any case to provide funds to make payment upon tender of Securities for remarketing.

     5. Delivery and Payment. Delivery of payment for the remarketed Securities and payment of the Remarketing Underwriting Fee shall be made on the Remarketing Closing Date at the location and time specified in Schedule I hereto (or such later date not later than five business days after such date as the Remarketing Underwriter shall designate), which date and time may be postponed by agreement between the Remarketing Underwriter, the Company and the [registered holder or holders thereof]. Delivery of payment for the remarketed Securities shall be [to or upon the order of the [registered holder or holders of the remarketed Securities] by certified or official bank check or checks drawn on or by a New York Clearing House bank and payable in immediately available funds][in immediately available funds by wire transfer to an account or accounts designated by the [Company] [registered holder or holders of the remarketed Securities] or, if the remarketed Securities are represented by a Global Security, by any method of transfer agreed upon by the Remarketing Underwriter and the depositary for the Securities.

     [It is understood that any registered holder or, if the Securities are represented by a Global Security, any beneficial owner, that has an account at the Remarketing Underwriter and tenders its Securities through such account will not be required to pay any fee or commission to the Remarketing Underwriter.]

     If the Securities are not represented by a Global Security, certificates for the Securities shall be registered in such names and denominations as the Remarketing Underwriter may request not less than three full business days in advance of the Remarketing Closing Date, and the Company and the [registered holder or holders thereof] agree to have such certificates available for inspection, packaging and checking by the Remarketing Underwriter in New York, New York not later than 1:00 p.m. on the Business Day prior to the Remarketing Closing Date.

     6. Notices. Unless otherwise specified, any notices, requests, consents or other communications given or made hereunder or pursuant hereto shall be made in writing or transmitted by any standard form of telecommunication, including telephone, telegraph or telecopy, and confirmed in writing. All written notices and confirmations of notices by telecommunication shall be deemed to have been validly given or made when delivered or mailed, registered or certified mail, return receipt requested and postage prepaid. All such notices, requests, consents or other communications shall be addressed as follows: if to the Company, to ACE Limited, The Ace Building, 30 Woodbourne Avenue, Hamilton HM 08 Bermuda, Attention: General Counsel and Secretary; if to the Remarketing Underwriter, to Merrill Lynch & Co., World Financial Center, North Tower, New York, New York 10281, Attention: ____________, with a copy to Brown & Wood LLP, One World Trade Center, New York, NY 10048, Attention: L. Markus Wiltshire; and if to the Purchase Contract Agent, to 101 Barclay Street, Floor 21 West New York, New York 10286 Attention: Corporate Trust Administration, or to such other address as any of the above shall specify to the other in writing.

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company, the Purchase Contract Agent and the Remarketing Underwriter.

                                    Very truly yours,

                                    ACE LIMITED


                                    By:
                                       -------------------------------------
                                       Name:
                                       Title:


CONFIRMED AND ACCEPTED:

MERRILL LYNCH & CO.
MERRILL LYNCH, PIERCE, FENNER & SMITH
               INCORPORATED



By:
   ---------------------------------------------
           Authorized Signatory

THE BANK OF NEW YORK
not individually but solely as Purchase Contract
Agent and as attorney-in-fact for the holders of the Purchase Contracts


By:
   ----------------------------------------------
   Name:
   Title:

                                                                      SCHEDULE I

Purchase Contract Agreement dated as of April ., 2000 by and between Ace Limited, a Cayman Islands company, and The Bank of New York, a New York banking corporation

Pledge Agreement dated as of April ., 2000 by and between Ace Limited, a Cayman Islands company, and The Bank of New York, as Collateral Agent, Custodial Agent and Securities Intermediary, and as Purchase Contract Agent

Registration Statement No. 333-78841

Principal Amount of Securities: $. ($. if the Underwriters' over-allotment option is exercised)

Underwriting Agreement, dated as of April ., 2000 between Ace Limited and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, [co-managers]

Remarketing Underwriting Fee:  .25% (.0025)

Remarketing Closing Date, Time and Location:

                                    SCH-I-1